Summary Prospectus Supplement

June 15, 2017

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 15, 2017 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated May 1, 2017

International Opportunity Portfolio

Effective June 30, 2017, the second sentence of the second paragraph of the section of the Summary Prospectus entitled "Fund Summary—International Opportunity Portfolio—Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the "Code"), and in each case subject to the discretion of the Adviser.

Please retain this supplement for future reference.

  SU-MSIFCLIS-13